GRANTS RECEIVABLE AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2021
GRANTS RECEIVABLE AND OTHER CURRENT ASSETS
GRANTS RECEIVABLE AND OTHER CURRENT ASSETS

10.GRANTS RECEIVABLE AND OTHER CURRENT ASSETS

Grants

In August 2019, the Company completed the closing of a federally funded grant with Sustainable Development Technology Canada (“SDTC”) for a total of $4.25 million. The SDTC decided in March 2021 to increase the grant by an additional $223. This grant will help the Company build the Purification Demonstration Plant in Bécancour, Quebec. In February 2020, the Company received the first milestone payment of $2 million. SDTC also increased its initial commitment of $4.25 million to the Company by 5%, representing an additional $213 in grant, because of the COVID-19 impact on Canadian companies. The additional $213 amount was received at the end of March 2020.During the year 2021, the Company received a payment of $1,191. As at December 31, 2021, $1,111 of grant receivable was recorded for eligible expenditures.

In addition to the SDTC program, the Company finalized another grant agreement in April 2020 with Transition énergétique Québec (“TEQ”), a Quebec government funded program, in relation to the same project of building the Purification Demonstration Plant in Bécancour. The additional grant of $3 million was secured via TEQ’s Technoclimat program. As at December 31, 2021 $1,463 of grant receivable was recorded for eligible expenditures.

As at December 31, 2020, the Company had $1.5 million recorded as deferred grants for both of the above-mentioned programs. The full amount was applied against related eligible expenditures during 2021.

The remaining $380 grants receivable as at December 31, 2021 is composed of various smaller grants as there is reasonable assurance that they will be received and when the Company has reasonable assurance that it will continue to comply with the conditions associated with the grants.